Supplement dated May 8, 2009 to the Combined Retail Class Prospectus dated August 30, 2008

MTB Large Cap Growth Fund

The following replaces the average annual total return table and corresponding text and footnotes on page 58 of the Combined Retail Class Prospectus under the section titled “Performance Information:”

Average Annual Total Return Table

The following table represents the Fund’s Class A Shares and Class B Shares Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ended December 31, 2007. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation and are likely to differ from those shown. The table also shows returns for the Standard & Poor’s 500/Citigroup Growth Index (“S&P 500/CG”) and the Russell 1000 Growth Index (“Russell 1000 Growth”), each a broad-based market index, and the Lipper Large-Cap Growth Funds Average. The S&P 500/CG is an unmanaged index compromised of approximately half of the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates, and represents approximately 64% of the companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which in turn measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Lipper Large-Cap Growth Funds Average is a composite of mutual funds designated by Lipper, Inc., with goals similar to the Fund’s goals. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

Effective May 1, 2009, the Fund replaced the S&P 500/CG with the Russell 1000 Growth as the primary benchmark for the Fund, because the Russell 1000 Growth is the more appropriate benchmark for the Fund.

(For the calendar periods ended December 31, 2007)

	1 Year	5 Years	Start of Performance(1)
Class A Shares
Return Before Taxes	8.73%	8.38%	-0.53%
Return After Taxes on Distributions(2)	8.19%	8.27%	-0.60%
Return After Taxes on Distributions and Sale of Fund Shares(2)	6.20%	7.26%	-0.46%
Class B Shares
Return Before Taxes	7.96%	7.55%	-1.74%
S&P 500/CG	9.13%	10.94%	5.59	%(3)
Russell 1000 Growth	11.81%	12.11%	(3.71	)%(3)
Lipper Large-Cap Growth Funds Average	14.02%	11.85%	7.42	%(3)

(1)	The Fund’s Class A Shares and Class B Shares start of performance dates were March 20, 2000 and April 6, 2000, respectively.
(2)	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
(3)	Total returns for the index and average are based on the Fund’s Class A Shares start of performance date of March 20, 2000.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential rewards.

Supplement dated May 8, 2009 to the Combined Institutional Class Prospectus dated August 31, 2008

MTB Large Cap Growth Fund

The following replaces the average annual total return table and corresponding text and footnotes on page 51 of the Combined Institutional Class Prospectus under the section titled “Performance Information:”

Average Annual Total Return Table

The following table represents the Fund’s Institutional I Shares Average Annual Total Returns for the calendar periods ended December 31, 2007. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund’s Institutional I Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation and are likely to differ from those shown. The table also shows returns for the Standard & Poor’s 500/Citigroup Growth Index (“S&P 500/CG”) and the Russell 1000 Growth Index (“Russell 1000 Growth”), each a broad-based market index, and the Lipper Large-Cap Growth Funds Average. The S&P 500/CG is an unmanaged index compromised of approximately half of the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates, and represents approximately 64% of the companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which in turn measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Lipper Large-Cap Growth Funds Average is a composite of mutual funds designated by Lipper, Inc., with goals similar to the Fund’s goals. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

Effective May 1, 2009, the Fund replaced the S&P 500/CG with the Russell 1000 Growth as the primary benchmark for the Fund, because the Russell 1000 Growth is the more appropriate benchmark for the Fund.

(For the calendar periods ended December 31, 2007)

Intitutional I Shares	1 Year	Start of Performance (1)
Return Before Taxes	8.87%	7.44%
Return After Taxes on Distributions (2)	8.34%	7.25%
Return After Taxes on Distributions and Sale of Fund Shares (2)	6.29%	6.37%
S&P 500/CG	9.13%	9.38%
Russell 1000 Growth	11.81%	10.27%
Lipper Large-Cap Growth Funds Average	14.02%	7.42%

(1)	The Fund’s Institutional I Shares start of performance date was August 18, 2003.
(2)	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential rewards.